                               PLEDGE AGREEMENT
                               ----------------

     CAPPAZE ASSOCIATES, LP, a New Jersey limited partnership, by ANTHONY CAPPAZE, sole General Partner ("Pledgor"), hereby pledges, assigns, grants a security interest in and delivers to JAMES R. SOLAKIAN, (the "Pledgee"), the following shares of stock (hereinafter referred to as either the "Collateral" or the "Pledged Stock"):

     1. Three Hundred Fifty Thousand (350,000) shares of common stock, with no par value, of Lighthouse Fast Ferry, Inc., a New Jersey corporation ("Issuer") represented by the certificates listed on Schedule A.

     The certificates for the Pledged Stock accompanied by instruments of assignments duly executed in blank by the Pledgor have been delivered to the Escrow Agent, Daniel Knee, Esq., 79 Main Street, Flemington, New Jersey.

SECTION 1. Indebtedness Secured.

     This pledge is made to secure the payment of (a) all the obligations or liabilities of Lighthouse Fast Ferry, Inc. and Fast Ferry I Corp. and Fast Ferry II Corp. (Anthony Cappaze is the Chief Executive Officer and a principal shareholder of Lighthouse Fast Ferry, Inc., Fast Ferry I Corp. and Fast Ferry II Corp.) to Pledgee under that certain Term Loan Agreement of Issuer, as supplemented and amended (the "Agreement"), dated the date hereof.

SECTION 2. Additions, Etc. to Pledged Stock.

     If Pledgor shall become entitled to receive or shall receive any: (i) stock certificate (including, but without limitation, any certificate representing a stock dividend or a distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off); (ii) option or right, whether as an addition to, in substitution of, in exchange for any shares of the Pledged Stock, or otherwise; (iii) dividends payable in property, including securities issued by other than the issuer of the Pledged Stock; or (iv) dividends or distributions on dissolution, or in partial or total liquidation, or from capital, capital surplus, or paid-in surplus, then, Pledgor shall accept any such instruments or distributions as Pledgee's agent, shall receive them in trust for Pledgee, and shall deliver them forthwith to the Pled gee in the exact form received with, as applicable, either Pledgor's endorsement when necessary or appropriate stock powers duly executed in blank, to be held by Pled gee, subject to the terms hereof, as further collateral security for the Obligations.

SECTION 3. Representations and Warranties.

     The Pledgor represents and warrants:

     (a) It has all requisite power and authority to enter into this Pledge Agreement, to pledge the Pledged Stock for the purposes described herein and to carry out the transactions contemplated by the Pledge Agreement;

     (b) It is the direct and beneficial owner of each share of the Pledged Stock as of the date hereof;

     (c) All of the shares of the Pledged Stock have been duly and validly issued, are fully paid and non-assessable and are owned by the Pledgor free and clear of any pledge, mortgage, hypothecation, lien, charge, encumbrance or any security interest in such shares or the proceeds thereof, except for the security interest granted to the Pledgee hereunder.

     (d) The execution, delivery and performance by Pledgor of this Pledge Agreement has been duly and properly authorized and does not and will not result in any violation of any agreement, indenture or other instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to Pledgor; and

     (e) Upon delivery of the Pledged Stock to the Pledgee or an agent for the Pledgee, this Pledge Agreement creates and grants a valid first lien on and perfected security interest in the shares of the Pledge Stock and the proceeds thereof, subject to no prior security interest, lien, charge or encumbrance, or to any agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Stock.

     (f) There are no restrictions on transfer of the Pledged Stock contained in the Certificate of Incorporation or By-Laws of Issuer or otherwise, other than applicable securities laws, which have not otherwise been enforceable and legally waived by the necessary parties; and no notification of the Pledge evidenced hereby to any party is required.

SECTION 4. Negative Covenants.

     Pledgor covenants that, until the indebtedness under the Obligations shall be satisfied in full, Pledgor will not:

     (a) Sell, convey, or otherwise dispose of any shares of the Pledged Stock or any interest therein; nor will Pledgor create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of the Pledged Stock or the proceeds thereof.

     (b) Consent to or approve the issuance of (i) any additional shares of any class of capital stock of the Issuer of the Pledged Stock other than as permitted in the Term Loan Agreement, or (ii) any securities convertible either voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or any securities exchangeable for, any such shares; or any warrants, options, contracts or other commitments entitling any person to purchase or otherwise acquire any such shares.

SECTION 5. Affirmative Covenants.

     Pledgor covenants that until the indebtedness under the Obligations are satisfied in full, it shall, at its own expense, defend Pledgee's right, title, special property and security interest in and to the Pledged Stock against the claims of any person, firm, corporation or other entity.

SECTION 6. Voting, Dividends, Etc.

     Unless an Event of Default shall have occurred and have been declared, Pledgor shall (i) retain all voting rights with respect to the Pledged Stock,
(ii) be entitled to give consents, waivers and ratifications in respect of the Pledged Stock, and (iii) be entitled to collect and receive for its own use cash dividends paid on the Pledged Stock.

SECTION 7. Event of Default.

     An Event of Default shall be deemed to have occurred and may be declared by the Pledgee upon the happening of any of the following events:

     (a) An Event of Default is declared against the Issuer pursuant to the Agreement.

     (b) Pledgor, Lighthouse Fast Ferry, Inc., Fast Ferry I Corp. and Fast Ferry II Corp. shall default in the performance of any of its obligations under any agreement between Pledgor and Pledgee, including, without limitation, this Pledge Agreement.

     (c) Any representation, warranty statement or covenant made or furnished to Pledgee by or on behalf of Pledgor proves to have been false in any material respect when made or furnished or is breached, violated or not complied with.

     (d) Dissolution, termination of existence, insolvency, business failure, appointment of a receiver, assignment for the benefit of creditors or the commencement of any proceedings under any bankruptcy or insolvency law by or against Pledgor or Issuer or Fast Ferry I Corp. or Pledgor or Issuer or Fast Ferry II Corp. suffers any such proceeding to exist (provided, in the event of an involuntary petition, same shall not have been discharged within a period of 60 days) or the making by either Pledgor or Issuer of any offer of settlement, extension or composition with their respective creditors.

SECTION 8. Remedies.

     Upon the happening of an Event of Default as defined in the Agreement, and upon the failure of the Issuer to cure or remedy the Default, the Escrow Agent, upon ten (10) days' written notice by Pledgee, with a copy to Pledgor, shall deliver the Pledged Stock to Pledgee and:

     (a) Issuer shall cause the Pledged Stock to be transferred into Pledgee's name, or into the name of its nominee or nominees.

     (b) Pending such transfer, Pledgee may vote the Pledged Stock (whether or not so transferred) and give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof (Pledgor hereby irrevocably constituting and appointing Pledgee, with full power of substitution, the proxy and attorney-in-fact of Pledgor for such purposes).

     (c) Pending such transfer, Pledgee may exercise all corporate rights with respect to the Pledged Stock including, without limitation, all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares of the Pledged Stock as if it were the absolute owner thereof, including, but without limitation, the right to exchange, at its discretion, any or all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Issuer thereof, or upon the exercise by any such issuer of any right, privilege or option pertaining to any such shares of the Pledged Stock, and, in connection therewith, to deposit and deliver any and all of the Pledged Stock with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; but the Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

     (d) Pending such transfer, Pledgee may require all cash dividends payable with respect to any part of the Pledged Stock be paid to Pledgee as additional collateral security, and subject to any requirement of applicable law, sell, assign and deliver the whole or, from time to time, any part of the Pledged Stock at the time held by the Pledgee, at any private sale or at public auction, with or without demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (all of which are hereby waived, except such notice as is required by applicable law and cannot be waived), for cash or credit or for other property for immediate or future delivery, and for such price or prices and on such terms as Pledgee in its sole discretion may determine, or as may be required by applicable law.

     Pledgor hereby waives and releases any and all right or equity of redemption, whether before or after sale hereunder. At any such sale, unless prohibited by applicable law, Pledgee may bid for and purchase the whole or any part of the Pledged Stock so sold free from any such right or equity of redemption. All moneys received by Pledgee hereunder whether upon sale of the Pledged Stock or any part thereof or otherwise shall be held by Pledgee and applied by it as provided in Section 11 hereof. No failure or delay on the part of Pledgee in exercising any rights hereunder shall operate as a waiver of any such rights nor shall any single or partial exercise of any such rights preclude any other or future exercise thereof or the exercise of any other rights hereunder. The Pled gee shall have no duty as to the collection or protection of the Pledge's Stock or any income thereon nor any duty as to preservation of any rights pertaining thereto, except to apply the funds in accordance with the requirements of Section 10 hereof. Pledgee may exercise its rights with respect to property held hereunder without resort to other security for or sources of reimbursement for the indebtedness secured hereby. In addition to the foregoing, Pledgee shall have all of the rights, remedies and privileges of a secured party under the Uniform Commercial Code of New Jersey regardless of the jurisdiction in which enforcement hereof is sought.

     Pledgee grants, in the Event of Default, a right of first offer to Berwyn Capital to purchase the Pledged Stock from Pledgee for an amount equal to (i) the unpaid principal balance of the obligation, and (ii) the amount of accrued interest and late fees, in full and final and complete satisfaction of the obligation of Lighthouse Fast Ferry, Inc., Fast Ferry I Corp. and Fast Ferry II Corp. to Pledgee.

SECTION 9. Private Sale.

     Pledgor recognizes that Pledgee may be unable to effect (or to do so only after delay which would adversely affect the value that might be realized from the Pledged Stock) a public sale of all or part of the Pledged Stock by reason of certain prohibitions contained in the Securities Act, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view of the distribution or resale thereof. Pledgor agrees that any such private sale may be at prices and on terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a commercially reasonable manner. Pledgor agrees that Pledgee has no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register for public sale under the Securities Act.

SECTION 10. Proceeds of Sale.

     The proceeds of any collection, recovery, receipt, appropriation, realization or sale of the Pledged Stock shall be applied by Pledgee as follows:

     (a) First, to the payment of all costs, expenses and charges of the Pledgee, as such, or the reimbursement of the Pledgee for the prior payment of such costs, expenses and charges incurred in connection with the care and safekeeping of any of the Pledged Stock (including, without limitation, the expenses of any sale or other proceeding, the expenses of any taking, reasonable attorneys' fees and expenses, court costs, any other expenses incurred or expenditures or advances made by the Pledgee in the protection, enforcement or exercise of its rights, powers or remedies hereunder) with interest on any such reimbursement at the rate set forth in the Agreement from the date of payment.

     (b) Second, to the payment of the indebtedness described in Section 1 hereof, in whole or in part, in such order as Pledgee may elect, whether such obligations or liabilities are then due or not due.

     (c) Third, to the payment of any other amounts required by applicable law including, without limitation, Section 9-504 of the Uniform Commercial Code.

     (e) Fourth, to the extent of any surplus thereafter retaining to the Pledgor or as a court of competent jurisdiction may direct.

SECTION 11. Deficiency.

     In the event that the proceeds of any collection, recovery, receipt, appropriation, realization or sale are insufficient to satisfy the indebtedness described in Section 1, Pledgor shall not be liable for any deficiency. Pledgor shall have no personal liability to Pledgee other than to the extent of Pledgor's interest in the Pledged Stock.


SECTION 12. Information.

     Pledgor will promptly give or cause to be given written notice to Pledgee of any notices or other documents received by it with respect to Pledged Stock registered in the name of Pledgor and Pledgee will promptly give like notice to Pledgor of any notices received by it with respect to Pledged Stock registered in the name of Pledgee or its nominee, if any.

SECTION 13. Additional Documents.

     Pledgor shall at any time, and from time to time, upon the written request of Pledgee, execute and deliver such further documents and do such further acts and things as Pledgee may reasonably request in order to effect the purposes of this Pledge Agreement including, but without limitation, delivering to Pledgee upon the occurrence of an Event of Default irrevocable proxies in respect of the Pledged Stock in form satisfactory to the Pledgee. Until receipt thereof, this Agreement shall constitute Pledgor's proxy to Pledgee or its nominee to vote all shares of Pledged Stock then registered in Pledgor's name.

SECTION 14A. Termination.

     This Agreement shall terminate and Pledgor shall be entitled to the return, at Pledgor's expense, of such of the Pledged Stock as has not theretofore been sold or otherwise applied pursuant to this Agreement, together with any moneys at any time held by Pledgee, upon payment in full of the indebtedness described in Section 1 to be secured hereby.

SECTION 14B.

     Pledgor and Pledgee, by their execution hereof, indemnify and agree to hold Escrow Agent harmless from and against all claims, causes of action, loss, injury or damage arising out of or in any way relating to the performance of Escrow Agent's duties hereunder, except for those matters arising out of Escrow Agent's gross negligence or willful misconduct.

     Pledgor and Pledgee agree that upon Escrow Agent's delivery of the Stock to Pledgor or Pledgee, in accordance with the terms set forth hereinabove, or upon deposit thereof with a court of competent jurisdiction, Escrow Agent shall have no further obligation under this Agreement or with respect of the Stock.

SECTION 15. Concerning the Pledgee.

     The recitals of fact herein shall be taken as statements of Pledgor for which Pledgee assumes no responsibility. Pledgee makes no representation to anyone as to the value of the Pledged Stock or any part thereof or as to the validity or adequacy of the security afforded or intended to be afforded thereby or as to the validity of this Agreement Pledgee shall be protected in relying upon any notice, consent, request or other paper or document believed by it to be genuine and correct and to have been signed by a proper person. The permissive rights of Pledgee hereunder shall not be construed as duties of Pledgee. Pledgee shall be under no obligation to take any action toward the enforcement of this Agreement or rights or remedies in respect of any of the Pledged Stock. Pledgee shall not be personally liable for any action taken or omitted by it in good faith and reasonably believed by it to be within the power or discretion conferred upon it by this Agreement.

SECTION 16. Notices, Etc.

     All notices and other communications shall be in writing and shall be delivered or mailed by first class mail, registered or certified, postage prepaid, addressed:

     (a) if to the Pledgor, at 195 Fairfield Avenue, Suite 3C, West Caldwell, New Jersey 07006, or such other address as the Pledgor shall have furnished in writing to the Pledgee; or

     (b) if to the Pledgee, at 152 Mockingbird Court, Three Bridges, New Jersey 08887, or such other address as the Pledgor shall have furnished in writing to the Pledgee.

SECTION 17. Miscellaneous.

     Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing, signed by the Pledgee and the Pledgor. The provisions of this Agreement shall be binding upon the successors and assigns of the Pledgor. The term "Pledgee" as used herein, shall include any successor or assignee of the Pledgee at the time entitled to the pledged interest in the Pledged Stocks. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement shall be construed in accordance with and governed by the laws of the State of New Jersey.

     IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed as of the 1 day of October, 2001.

                                         PLEDGOR

                                         CAPPAZE ASSOCIATES, LP


                                         By: /s/ Anthony Cappaze
                                            ___________________________
                                             Anthony Cappaze
                                             General Partner


                                         PLEDGEE

                                         /s/ James R. Solakian
                                         ______________________________
                                         James R. Solakian


                                         ESCROW AGENT:

                                         DANIEL KNEE, ESQ.,
                                         Escrow Agent


                                         By: /s/ Daniel Knee
                                            ___________________________


By signature hereof, Escrow Agent acknowledges delivery to and receipt of the Pledged Shares.

                                         DANIEL KNEE, ESQ.,
                                         Escrow Agent


                                         By: /s/ Daniel Knee
                                            ___________________________